                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. 1)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-12


                            CROGHAN BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
        (1) Title of each class of securities to which transaction applies: __________________________

        (2) Aggregate number of securities to which transaction applies: _____________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
        Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________

        (4) Proposed maximum aggregate value of transaction: _________________________________________

        (5) Total fee paid: __________________________________________________________________________

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: __________________________________________________________________

        (2) Form, Schedule or Registration Statement No.: ____________________________________________

        (3) Filing Party: ____________________________________________________________________________

        (4) Date Filed: ______________________________________________________________________________

                           CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420
                                 (419) 332-7301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                   Fremont, Ohio
                                                                   April 4, 2003

To the Shareholders of
Croghan Bancshares, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Croghan Bancshares, Inc. (the "Company"), will be held at the Holiday Inn, 3422 N. State Route 53, Fremont, Ohio 43420, on Tuesday, May 13, 2003, at 1:00 p.m., local time, for the following purposes:

         1. To elect four (4) directors to serve for terms of three (3) years each;

         2. To consider and vote upon a shareholder proposal urging the Board of Directors to take the steps necessary to declassify the Board;

         3. To consider and vote upon a shareholder proposal requesting the Board of Directors to take the steps necessary to implement a policy to prohibit loans involving directors;

         4. To consider and vote upon a shareholder proposal requesting the Board of Directors to adopt a Bylaw requiring each director to own at least 2,500 common shares of the Company; and

         5. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         Shareholders of record at the close of business on March 14, 2003, will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

         You are cordially invited to attend the Annual Meeting. The vote of each shareholder is important, regardless of the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy promptly in the enclosed envelope. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

                            By Order of the Board of Directors,

                            /s/  Steven C. Futrell

                            Steven C. Futrell, President/Chief Executive Officer

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420
                                 (419) 332-7301

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are being mailed to shareholders of Croghan Bancshares, Inc., an Ohio corporation (the "Company"), on or about April 4, 2003, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") called to be held on Tuesday, May 13, 2003, and at any adjournment(s) thereof. The Annual Meeting will be held at 1:00 p.m., local time, at the Holiday Inn, 3422 N. State Route 53, Fremont, Ohio.

         The enclosed proxy is solicited by the Board of Directors of the Company. You should mail your completed proxy to ADP Financial Services, Inc. ("ADP") using the envelope addressed to ADP included with these proxy materials. The Board of Directors of the Company has appointed IVS Associates, Inc., an independent voting services company, to serve as Inspector of Election at the Annual Meeting.

         Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by (1) filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; (2) executing a later-dated proxy which is received by ADP or the Company prior to the Annual Meeting; or (3) attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.

         Only shareholders of the Company of record at the close of business on March 14, 2003 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 1,901,431 common shares were outstanding and entitled to vote. Each common share of the Company entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting requires the presence, in person or by proxy, of a majority of the outstanding common shares.

         Common shares represented by signed proxies that are returned to ADP or the Company will be counted toward the establishment of a quorum on all matters even though they are marked "Abstain," "Against" or "Withhold Authority." Broker/dealers who hold their customers' common shares in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters, which, under such rules, typically include the election of directors. However, broker/dealers may not vote such common shares on "non-discretionary" matters, which would include the proposals to declassify the Company's Board of Directors, to implement a policy to prohibit loans to directors and to adopt a Bylaw requiring each director to own at least 2,500 common shares of the Company, without specific instructions from the customer who owns such common shares. Proxies signed and submitted by broker/dealers which have not been voted on the matters as described in the previous sentence are referred to as "broker non-votes," and such proxies count toward the establishment of a quorum.

         The Company will bear the costs of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by approximately 12 officers, directors or employees of the Company and The Croghan Colonial Bank, a wholly-owned subsidiary of the Company (the "Bank"), by further mailing, by telephone or by personal contact. Although the Company has no present intention of hiring a proxy solicitation firm to assist with soliciting proxies on behalf of the Board of Directors, the Company reserves the right to do so, provided that the fees paid to any proxy solicitation firm hired by the Company in connection with the Annual Meeting will not exceed $10,000. The Company also will pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of such common shares.

         The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 2002 (the "2002 fiscal year"), is enclosed herewith.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, no person or entity beneficially owned more than five percent (5%) of the outstanding common shares of the Company.

         The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of common shares by each director of the Company, by each person nominated by management for election as a director of the Company, by each of the executive officers named in the Summary Compensation Table set forth in this Proxy Statement on pages 11 and 12 and by all current executive officers and directors of the Company as a group:



                                                          AMOUNT & NATURE
                        NAME OF                            OF BENEFICIAL          PERCENT OF
                    BENEFICIAL OWNER                       OWNERSHIP (1)           CLASS (2)
                    ----------------                       -------------           ---------
                   Michael D. Allen Sr.                         500                   (3)
                   James E. Bowlus                           28,148(4)               1.5%
                   Steven C. Futrell                            628(5)                (3)
                   Claire F. Johansen                           592                   (3)
                   John P. Keller                            13,937                   (3)
                   Stephen A. Kemper                          6,977(6)                (3)
                   Daniel W. Lease                            2,300(7)                (3)
                   Allan E. Mehlow                            1,112                   (3)
                   Robert H. Moyer                           17,908(8)                (3)
                   J. Terrence Wolfe                         30,300(9)               1.6%
                   Claude E. Young                           19,243(10)              1.0%
                   Gary L. Zimmerman                            840                   (3)

                   All current executive                    130,586(11)              6.9%
                   officers and directors as a
                   group (15 persons)

---------------------------
         (1) Unless otherwise noted, the beneficial owner is the owner of record and has sole voting and investment power with respect to all of the common shares reflected in the table.

         (2) The percent of class is based upon 1,901,431 common shares outstanding on the Record Date.

         (3) Reflects ownership of less than 1% of the outstanding common shares of the Company.

         (4) Includes 300 shares owned by Mr. Bowlus' wife, as to which she exercises sole voting and investment power.

         (5) Includes 600 shares owned jointly by Mr. Futrell and his wife, as to which they exercise shared voting and investment power.

         (6) Includes 1,222 shares owned by Mr. Kemper's wife, as to which she exercises sole voting and investment power.

         (7) Includes 900 shares owned jointly by Mr. Lease and his wife, as to which they exercise shared voting and investment power.

         (8) Includes 7,672 shares owned by Mr. Moyer's wife in trust, as to which she exercises sole voting and investment power.

         (9) All shares are held in a trust for which Mr. Wolfe and his wife are co-trustees and as to which they exercise shared voting and investment power.

         (10) Includes 8,916 shares owned jointly by Mr. Young and his wife, as to which they exercise shared voting and investment power, and 8,249 shares owned by Mr. Young's wife, as to which she exercises sole voting and investment power.

         (11) Includes all current executive officers of the Company and all current executive officers of the Bank.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Stephen A. Kemper, a director of the Company and the Bank, did not timely file one Form 4 reporting two transactions during the 2002 fiscal year. Except for this one late filing, to the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required during the 2002 fiscal year, the officers and directors of the Company complied with all filing requirements applicable to officers, directors and owners of more than 10% of the outstanding common shares of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


                              ELECTION OF DIRECTORS

         In accordance with Section 2.02 of the Amended and Restated Code of Regulations of the Company (the "Regulations"), four (4) directors are to be elected for terms of three (3) years each and until their respective successors are elected and qualified. The four management nominees standing for election as directors of the Company are Michael D. Allen Sr., Claire F. Johansen, Stephen
A. Kemper and Claude E. Young. Mr. Allen was appointed by the Board of Directors, effective December 31, 2002, to fill the vacancy created by the resignation of K. Brian Pugh. Mr. Pugh resigned from the Board of Directors effective November 1, 2002.

         It is the intention of the persons named in the accompanying proxy to vote the common shares represented by the proxies received pursuant to this solicitation FOR the nominees named above who have been designated by the Board of Directors, unless otherwise instructed on the proxy.

         The following table gives certain information concerning each management nominee for election as a director of the Company. Unless otherwise indicated, each person has held his or her principal occupation for more than five years.

                                                                                      DIRECTOR OF THE
                                                 POSITION(S) HELD WITH THE                COMPANY          NOMINEE
                                                  COMPANY AND THE BANK                 CONTINUOUSLY       FOR TERM
NAME AND BUSINESS ADDRESS            AGE     AND PRINCIPAL OCCUPATION(S) (1)             SINCE (2)      EXPIRING IN
-------------------------            ---   -----------------------------------        --------------    -----------

Michael D. Allen Sr.                 57    Executive Vice President/General                2002             2006
520 Goodrich Road                          Manager of International Metal Hose
Bellevue, OH  44811                        Company, a manufacturer of flexible
                                           conduit and metal tubing located in
                                           Bellevue, Ohio.

Claire F. Johansen                   49    President of COOA Holdings Company, a           2000             2006
5600 Seneca CR 19                          philanthropic organization located in
Tiffin, OH  44883                          Tiffin, Ohio.  Formerly, President of
                                           Ohio Outdoor Advertising Corp., a
                                           billboard advertising company located
                                           in Fremont, Ohio, which has since
                                           been acquired by Lamar Advertising.

Stephen A. Kemper                    63    Owner of Kemper Iron and Metal Company,         1996             2006
403 Monroe Street                          a recycler and scrap processor located
Bellevue, OH  44811                        in Bellevue, Ohio.

Claude E. Young                      70    Chairman of the Board of Directors of           1979             2006
420 Monroe Street                          Progress Plastic Products, Inc., a
Bellevue, OH 44811                         plastics parts manufacturer with
                                           locations in Bellevue and Tiffin, Ohio.

--------------------------
(1) Additional information pertaining to all directors, including their principal residence address and the number of shares of the Company purchased or sold since January 1, 2001, is included on pages 6 and 7 of this Proxy Statement.

(2) All directors serve as members of the Boards of Directors of the Company and the Bank. The Company was organized in 1983 and, consequently, prior to 1983 all directorships were with the Bank only.

         While it is contemplated that all nominees will stand for election, if one or more of the nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for election as a director of the Company, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Regulations, the four nominees receiving the greatest number of votes will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

         The following table provides information concerning the current directors whose terms will continue after the Annual Meeting. Unless otherwise indicated, each person has held his principal occupation for more than five years.

                                                                                     DIRECTOR OF THE
                                                POSITION(S) HELD WITH THE                COMPANY           TERM
                                                 COMPANY AND THE BANK                  CONTINUOUSLY       EXPIRES
NAME AND BUSINESS ADDRESS           AGE     AND PRINCIPAL OCCUPATION(S)(1)               SINCE (2)          IN
-------------------------           ---   -----------------------------------        -------------       ---------

James E. Bowlus                     54    President/Treasurer of Fremont Candy &           2000             2004
610 N. Wilson Avenue                      Cigar, Inc. located in Fremont, Ohio.
Fremont, OH 43420

Steven C. Futrell                   57    President/Chief Executive Officer of             2001             2005
323 Croghan Street                        the Company and the Bank since 2001.
Fremont, OH 43420                         From 1999 to 2001, served as Vice
                                          President of Small Business Lending for
                                          KeyBank in Dayton, Ohio and served
                                          from 1997 to 1999 as Executive Vice
                                          President at The Ohio Bank, Xenia,
                                          Ohio.

John P. Keller                      70    Vice President of Keller-Ochs-Koch               1973             2004
416 S. Arch Street                        Funeral Home, Inc. located in Fremont,
Fremont, OH  43420                        Ohio.

Daniel W. Lease                     54    Vice President since 2001 of Whetstone           1994             2004
1000 W. State Street, Suite 1             Technology, LLC, a refractory products
Fremont, OH 43420                         manufacturer located in Cabot,
                                          Pennsylvania.  Formerly, the President
                                          of Wahl Refractories, Inc. located in
                                          Fremont, Ohio.

Allan E. Mehlow                     47    Vice President/Treasurer of the Company          2000             2004
323 Croghan Street                        since October 2001 and Senior Vice
Fremont, OH 43420                         President/Chief Financial Officer of
                                          the Bank since November 2001.  From
                                          1999 to November 2001, served as Vice
                                          President/Chief Operating Officer of
                                          the Bank and was Vice President/Chief
                                          Financial Officer from 1993 to 1999.



                                                                                     DIRECTOR OF THE
                                                POSITION(S) HELD WITH THE                COMPANY           TERM
                                                 COMPANY AND THE BANK                  CONTINUOUSLY       EXPIRES
NAME AND BUSINESS ADDRESS           AGE     AND PRINCIPAL OCCUPATION(S)(1)               SINCE (2)          IN
-------------------------           ---   -----------------------------------        -------------       ---------

Robert H. Moyer                     74    Chairman of WMOG, Inc. located in                1973             2005
122 S. Wilson Avenue                      Fremont, Ohio, which is the parent
Fremont, OH 43420                         company of Mosser Construction, Inc.,
                                          Telamon Construction, Inc., Contractors
                                          Equipment, Inc., and WMOG Investment,
                                          Inc.

J. Terrence Wolfe                   62    Retired.  Formerly, Vice President in            1994             2005
1305 McPherson Blvd.                      charge of the paper converting
Fremont, OH 43420                         operation at the Robert F. Wolfe
                                          Company located in Fremont, Ohio.

Gary L. Zimmerman                   56    Vice President of Swint-Reineck                  1991             2005
1201 Oak Harbor Road                      Hardware, Inc., a retail hardware
Fremont, OH 43420                         facility located in Fremont, Ohio.

----------------------------------
(1) Additional information pertaining to all directors, including their principal residence address and the number of shares of the Company purchased or sold since January 1, 2001, is included on pages 6 and 7 of this Proxy Statement.

(2) All directors are members of the Boards of Directors of the Company and the Bank. The Company was organized in 1983, and, consequently, prior to 1983 all directorships were with the Bank only.


         There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

         Each director of the Company is also a director of the Bank. The Board of Directors of the Bank met fourteen (14) times during 2002. Meetings of the Board of Directors of the Company were held immediately following on thirteen
(13) of these occasions. Each director attended at least seventy-five percent (75%) of the total number of Board of Directors meetings and meetings of committees on which the director served.

         The following table provides the principal residence address for each director and lists the amounts of, and dates on which, shares of the Company were purchased or sold by each director since January 1, 2001:


NAME
PRINCIPAL RESIDENCE ADDRESS                  DATE OF SALE OR PURCHASE                              NUMBER OF SHARES
---------------------------                  ------------------------                              ----------------

Michael D. Allen Sr.                         Purchase on February 7, 2003                                  500
5639 SR 113
Bellevue, OH  44811



NAME
PRINCIPAL RESIDENCE ADDRESS                  DATE OF SALE OR PURCHASE                              NUMBER OF SHARES
---------------------------                  ------------------------                              ----------------

James E.Bowlus                               Purchase on February 6, 2002                                 1,591
460 Kingsgate Drive                          Purchase on February 12, 2003                                  450
Fremont, OH  43420

Steven C. Futrell                            Purchase on May 14, 2001                                       200
297 Greenbriar Circle                        Purchase on November 16, 2001                                  200
Fremont, OH  43420                           Purchase on February 10, 2003                                  200
                                             Purchase monthly through the Bank's 401(k) plan                 28

Claire F. Johansen                           Purchase on November 16, 2001                                  200
5600 Seneca CR 19                            Purchase on August 14, 2002                                    177
Tiffin, OH  44883                            Purchase on February 12, 2003                                  200


John P. Keller                               Gifted on February 14, 2001                                   401
1505 McPherson Blvd.
Fremont, OH  43420

Stephen A.Kemper                             Purchase on November 29, 2001                                  233
455 W. Main Street                           Purchase on November 30, 2001                                1,091
Bellevue, OH  44811                          Purchase on February 15, 2002                                  910
                                             Purchase on August 14, 2002                                    805
                                             Purchase on February 10, 2003                                  200

Daniel W. Lease                              Purchase on August 2, 2002                                     300
2276 East State Street
Fremont, OH  43420

Allan E. Mehlow                              Purchase monthly through the Bank's 401(k) plan                196
2569 Fangboner Road
Fremont, OH  43420

Robert H. Moyer                              Purchase on August 7, 2001                                     600
519 Smith Road                               Purchase on February 21, 2002                                1,000
Fremont, OH  43420

J. Terrence Wolfe                            Purchase on November 8, 2001                                   300
1305 McPherson Blvd.
Fremont, OH  43420

Claude E. Young                              Purchase on May 10, 2001                                       100
2242 South SR 19                             Gifted on December 18, 2001                                    213
Green Springs, OH  44836

Gary L. Zimmerman                            No transactions                                               N/A
133 Wisteria Drive
Fremont, OH  43420


         Information regarding ownership of the Company's shares by "associates" (as such term is defined by Rule 14a-1(a) of the Securities and Exchange Act of 1934) of the above named directors is included in this Proxy Statement in the footnotes to the section entitled "Security Ownership of Certain Beneficial Owners and Management."

SHAREHOLDER NOMINATION

         Article Two of the Regulations prescribes the method by which a shareholder may nominate a candidate for election to the Board of Directors. Nominations for the election of directors at an annual meeting, other than those made by or on behalf of the existing Board of Directors of the Company, must be made in writing and must be received by the Secretary of the Company on or before the December 31st immediately preceding the annual meeting, or within a reasonable time as determined by the Board of Directors. Such notification must contain the following information:

_        the name, age, business or residence address of each nominee;

_        the principal occupation or employment of each nominee;

_ the number of common shares of the Company owned beneficially and/or of record by each nominee; and

_        the length of time each nominee has owned such shares.

         In accordance with the Regulations, Jared E. Danziger and Samuel R. Danziger have nominated Nathan G. Danziger (the "Danziger Nominee") for election as a director at the Annual Meeting.

         The Danziger Nominee is as follows:

         Nathan G. Danziger, 3014 Pembroke, Toledo, Ohio  43606
         Age:  62
         Occupation:  Chartered Life Underwriter (CLU)
         Ownership of the Company's common shares: 2,889 shares owned of record for over one year

         The proxy card included with this proxy statement lists only those individuals nominated by the Company's Board of Directors and does not include the Danziger Nominee. The Company intends to oppose any effort by Jared E. Danziger, Samuel R. Danziger and Nathan G. Danziger (the "Danzigers") to elect the Danziger Nominee, including any proxy solicitation by the Danzigers.

         THE BOARD OF DIRECTORS AND MANAGEMENT OF THE COMPANY STRONGLY OPPOSE THE DANZIGER NOMINEE BECAUSE THEY DO NOT BELIEVE THAT THE ELECTION OF THIS INDIVIDUAL WOULD BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A GROUP. In order for the Board of Directors to function effectively, each director must work with the other directors and with management to establish goals and to implement policies and procedures to meet those goals. In past dealings with the Company, the Danziger Nominee has displayed an unwillingness to work with the Board of Directors and management. In addition, the Danziger Nominee has supported a number of proposals in recent years that the Board of Directors and management believe are contrary to the best interests of the Company and its shareholders as a group, including a proposal in 1999 to pursue a merger of the Company.

         The Company estimates that it has already spent approximately $3,000 in additional solicitation costs in opposing the election of the Danziger Nominee. These costs include the fees for attorneys, accountants, printing and costs incidental to the proxy solicitation, but exclude amounts normally expended by the Company in preparing its proxy solicitation materials in the absence of a proxy contest and the costs represented by salaries and wages of regular employees and officers of the Company engaged in the solicitation process. Also, these estimated costs do not include any costs associated with any potential litigation that may arise in connection with the proxy solicitation. In the event the Company hires a proxy solicitation firm to assist with soliciting proxies on behalf of the Board of Directors, the Company will expend up to $10,000 in additional solicitation costs.

         THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE AGAINST THE DANZIGER NOMINEE AT THE ANNUAL MEETING AND IN CONNECTION WITH ANY PROXY SOLICITATION BY THE DANZIGERS.


                               EXECUTIVE OFFICERS

         The following information is furnished concerning executive officers of the Company and the Bank, all of whom are elected annually and serve at the pleasure of the Board of Directors of the Company and the Bank:


     NAME                      AGE                            POSITION AND BUSINESS BACKGROUND
     ----                      ---                            --------------------------------
Jodi A. Albright               39       Ms. Albright is the Vice President of Retail Services for the Bank and has
                                        served in such position since November 2001. She previously served as Vice President/Chief
                                        Deposit Officer at Clyde Savings Bank in Fremont, Ohio from 1998 to 2001, and as
                                        Assistant Vice President/Banking Center Manager at Bank One/Firstar Bank in Fremont, Ohio
                                        from 1994 to 1998.

Steven C. Futrell              57       Mr. Futrell is President/Chief Executive Officer of the Company and the Bank and has
                                        served in such position since May 2001. He previously served as Vice President of
                                        Small Business Lending at KeyBank in Dayton, Ohio from 1999 to 2001, and as Executive
                                        Vice President at The Ohio Bank in Xenia, Ohio from 1997 to 1999.

William C. Hensley             59       Mr. Hensley has served as Vice President/Chief Lending Officer of the Bank since 1991. He joined the Bank in 1963 and served as Vice President/Manager of Consumer Loans from 1980 to 1991.

Barry F. Luse                  50       Mr. Luse has served as Vice President/Trust Officer of the Bank since 1993. He joined the
                                        Bank in 1990 and served as Trust Officer of the Bank from 1990 to 1993. He has also served as Secretary of the Company since March 2001. Mr. Luse has been a member of the Ohio Bar since 1983.



     NAME                      AGE                            POSITION AND BUSINESS BACKGROUND
     ----                      ---                            --------------------------------
Allan E. Mehlow                47       Mr.  Mehlow has served as Senior Vice President/Chief Financial Officer of the Bank since
                                        November 2001. He joined the Bank in 1975 and served as Vice President/Chief Operating
                                        Officer of the Bank from 1999 to 2001, and was Vice President/Chief Financial Officer from
                                        1993 to 1999. He has also served as Vice President/Treasurer of the Company since
                                        October 2001, and was Vice President/Chief Operating Officer of the Company from May 2000 to October 2001. Mr. Mehlow has carried a CPA designation since 1992.

                        TRANSACTIONS INVOLVING MANAGEMENT

         During the Company's 2002 fiscal year, the Bank entered into banking-related transactions in the ordinary course of business with certain executive officers, directors and principal shareholders of the Company (including certain executive officers of the Bank), members of their immediate families and corporations or organizations with which they are affiliated. It is expected that similar transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank. These loans have been, and are presently, subject to no more than the normal risk of collectibility and present no other unfavorable features. The amount of loans to directors, executive officers and principal shareholders of the Company (including certain executive officers of the Bank) and their associates as a group at December 31, 2002, was $7,900,318. As of the date of this proxy statement, all of these loans were performing loans.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors of the Bank has a Compensation Committee that functions as the Compensation Committee for the Company and the Bank and is comprised of John P. Keller, Robert H. Moyer and Claude E. Young. No member of the Compensation Committee was an officer or employee of the Company or the Bank during the 2002 fiscal year, and no member of the Compensation Committee is a former officer of the Company or the Bank.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

         The Board of Directors of the Bank has a Compensation Committee that functions as the Compensation Committee for the Company and the Bank and is comprised of John P. Keller, Robert H. Moyer and Claude E. Young, all of whom are outside directors. The function of the Compensation Committee is to review and recommend to the Board of Directors of the Company the salary, bonus and other cash compensation to be paid to, and the other benefits to be received by, the President/Chief Executive Officer of the Company, Steven C. Futrell, and the other executive officers of the Company and the Bank. The Compensation Committee met a total of three (3) times during the 2002 fiscal year.

         Steven C. Futrell, President/Chief Executive Officer of the Company, received compensation from the Bank for services rendered during the 2002 fiscal year as an executive officer of the Company and the Bank.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

         The Company's executive compensation program is structured to provide competitive compensation based upon an employee's job performance relative to the employee's area of responsibility. To achieve this goal, the Compensation Committee authorizes salaries that are competitive with salaries for comparable positions at other banks and bank holding companies of comparable size and performance. The Company does not pay performance based bonuses. Although the 2002 Stock Option Plan was adopted at the 2002 Annual Meeting, no awards have been granted under the plan.

         To aid in establishing accurate peer group comparison data, the Compensation Committee employs the services of an outside consulting firm and also uses compensation surveys provided by the Bank Administration Institute, Employer's Association of Toledo and Ohio Bankers Association.

         To set an individual's salary within the range indicated by the peer group comparison data for the individual's level of responsibility, the Compensation Committee primarily considers the employee's job performance and contribution to the objectives of the Company. These latter factors are determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer for other executive officers of the Company and the Bank. To a lesser extent, the Compensation Committee also considers local and national economic conditions and future business prospects of the Bank in setting salary levels for executive officers.

         The Compensation Committee established Mr. Futrell's salary for 2002 at $160,652. The Compensation Committee's determination of Mr. Futrell's salary for 2002 was based upon the previously noted criteria.

             Submitted by the members of the Compensation Committee.

                John P. Keller, Robert H. Moyer & Claude E. Young


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the last three years, the cash compensation paid by the Bank, as well as certain other compensation paid by or earned for those years, to Steven C. Futrell, the Company's President/Chief Executive Officer, and Allan E. Mehlow, the Company's Vice President/Treasurer. The Company has no other officers or employees whose salary plus bonus exceeded $100,000 during the 2002 fiscal year.


                           SUMMARY COMPENSATION TABLE

NAME AND                                                                       OTHER ANNUAL               ALL OTHER
PRINCIPAL POSITION              YEAR       SALARY($)(1)       BONUS($)        COMPENSATION(2)         COMPENSATION($)(3)
------------------              ----      --------------     ---------       ----------------         ------------------
Steven C. Futrell,              2002         $167,652           N/A                 N/A                     $2,601
President/Chief                 2001         $116,223           N/A                 N/A                        N/A
ExecutiveOfficer of             2000          N/A (4)           N/A                 N/A                        N/A
the Company and the
Bank

Allan E. Mehlow,                2002         $112,915           N/A                 N/A                     $12,759
Vice President/                 2001         $102,785           N/A                 N/A                     $13,033
Treasurer of the                2000         $ 94,521           N/A                 N/A                     $ 7,106
Company and Senior
Vice President/Chief
Financial Officer of
the Bank

-----------------------------

(1) Mr. Futrell's salary includes fees received by him for services as a director of the Company and the Bank of $7,000 in 2002 and $4,000 in 2001. Mr. Mehlow's salary includes fees received by him for services as a Director of the Company and the Bank of $7,000 in 2002, $6,500 in 2001 and $8,000 in 2000.

(2) No other annual compensation was provided to Messrs. Futrell or Mehlow for services to the Company or the Bank during 2002, 2001 or 2000 in an amount sufficient to require disclosure.

(3) All other compensation for Mr. Futrell consists of contributions by the Bank to the 401(k) Profit Sharing Plan on behalf of Mr. Futrell in the amount of $2,601 in 2002. All other compensation for Mr. Mehlow consists of contributions by the Bank to the 401(k) Profit Sharing Plan on behalf of Mr. Mehlow in the amount of $8,093 in 2002, $6,954 in 2001 and $7,106 in 2000. It also includes contributions by the Bank to a supplemental retirement plan on behalf of Mr. Mehlow in the amount of $4,666 in 2002, $6,079 in 2001 and $0 in 2000.

(4) Mr. Futrell was hired as President/Chief Executive Officer of the Company effective May 25, 2001.


EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

         In connection with the hiring of Mr. Futrell to serve as President/Chief Executive Officer of the Company and the Bank, the Bank entered into an Employment Agreement, dated April 16, 2001, with Mr. Futrell (the "Futrell Agreement"). The Futrell Agreement provides for an initial term of three years, and will remain in effect thereafter until a new agreement between the parties is reached, a written extension of the Futrell Agreement is executed by the parties, or either party gives notice of such party's intention not to extend the Futrell Agreement or to enter into a new agreement.

         The Futrell Agreement provides for an annual base salary of $145,000 in 2001, which amount is subject to periodic adjustment in subsequent years, and participation in the various employee benefit plans, programs and arrangements available to senior officers of the Bank. Upon certain types of termination of employment, including a termination by the Bank for any reason other than "cause" (as defined in the Futrell Agreement) or a termination by Mr. Futrell constituting "good reason" (as defined in the

Futrell Agreement), Mr. Futrell will be entitled to receive certain severance benefits, including a payment equal to two times the sum of his annual base salary if such termination occurs within the initial three year term or in connection with certain change in control transactions. If such termination were to occur at any time during 2003, Mr. Futrell would receive a severance payment in the amount of $321,304, as well as certain other benefits.

         The Futrell Agreement also contains confidentiality and noncompetition provisions which prevent Mr. Futrell from disclosing confidential proprietary information about the Bank and from competing with the Bank during the term of his employment and, if his employment is terminated by the Bank for cause or by Mr. Futrell for other than good reason, for an additional two years thereafter.

DIRECTORS' COMPENSATION

         During the 2002 fiscal year, each director of the Bank received a fee of $500 for each Bank Board of Directors meeting attended and a fee of $250 for each committee meeting attended. No compensation was paid for meetings of the Company's Board of Directors. Directors who are also officers of the Company or the Bank do not receive compensation for attendance at any committee meeting.

                                 AUDIT COMMITTEE

         AUDIT COMMITTEE: The Board of Directors of the Bank has an Audit Committee that functions as the Audit Committee for the Company and the Bank and is comprised of Michael D. Allen Sr., Daniel W. Lease and Gary L. Zimmerman. The function of the Audit Committee is to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent and internal auditors and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent auditors. The Audit Committee met seven (7) times during the 2002 fiscal year.

         AUDIT COMMITTEE INDEPENDENCE: The Company's Board of Directors reviewed the relationships among the Company and the three members of the Audit Committee, Mr. Allen, Mr. Lease and Mr. Zimmerman, and determined that all three members of the Audit Committee are "independent" and are able to exercise independent judgement in carrying out their responsibilities as directors and as members of the Audit Committee. In making such determination, the Company relied upon the definition of "independence" as set forth under Rule 4200(a)(15) of the listing standards of the National Association of Security Dealers.

         AUDIT COMMITTEE REPORT: The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

         The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the auditors' independence from management and the Company and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board.

         The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         The Company has not adopted a charter for the Audit Committee.

                Submitted by the members of the Audit Committee.

      Michael D. Allen Sr., Daniel W. Lease, Chairman, & Gary L. Zimmerman

                              NOMINATING COMMITTEE

         Neither the Company nor the Bank has a nominating committee or a committee performing a similar function.

                              SHAREHOLDER PROPOSALS

         Any qualified shareholder who desires to present a proposal for consideration at the 2004 Annual Meeting of Shareholders must submit the proposal in writing to the Company. If the proposal is received by the Company on or before December 6, 2003, and otherwise meets the requirements of applicable state and federal law, the proposal will be included in the proxy statement and form of proxy of the Company relating to its 2004 Annual Meeting of Shareholders. If a shareholder intends to present a proposal at the 2004 Annual Meeting, but has not sought the inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Company on or before February 19, 2004, or the Company's management proxies for the 2004 Annual Meeting will be entitled to use their discretionary voting authority if such proposal is then raised at the meeting, without any discussion of the matter in the Company's proxy materials.

         Nathan G. Danziger, Jared E. Danziger and Samuel R. Danziger (the "Danzigers") have submitted the following shareholder proposals for inclusion in this 2003 Proxy Statement. The Board of Directors and management of the Company strongly recommend a vote AGAINST each of the following shareholder proposals because they believe that such proposals are not in the best interests of the Company and its shareholders as a group.

 ------------------------------------------------------------------------------

               SHAREHOLDER PROPOSAL - ELIMINATION OF THE DIVISION
                       OF DIRECTORS INTO SEPARATE CLASSES

         Nathan G. Danziger, 3014 Pembroke, Toledo, Ohio 43606, claiming that he has owned for more than one year common shares of the Company with a market value in excess of $2,000 and that he will continue to hold the same through the date of the 2003 Annual Meeting, has submitted the following proposal and supporting statement for inclusion in this proxy statement and states his intention to present the same at the 2003 Annual
Meeting:

         ----------------------------------------------------------------------

         RESOLVED: that the shareholders of Croghan Bancshares, Inc., urge the Board of Directors to take the steps necessary, in compliance with applicable law, to reorganize itself into one class so that each Director stands for election each year commencing at the first annual meeting after the adoption of this resolution.

         ----------------------------------------------------------------------


              SUPPORTING STATEMENT SUBMITTED BY NATHAN G. DANZIGER

                  "Is accountability by the board of directors important to shareholders? As the owner of 2,889 shares of the Corporation's common stock, I think accountability is of paramount importance. This is why I am again sponsoring this proposal which, if passed, would urge the board to reorganize itself so that each director stands before the shareholders for re-election each year. This proposal received the support of 18% of the shareholders voting at last year's annual meeting.

                  This proposal would eliminate the Company's so called "classified board", whereby the directors are divided into three classes, each serving a three-year term. By classifying itself, a board insulates its members from immediate accountability. By way of contrast, a declassified board would stand for election in its entirety every year. I believe that good corporate governance procedures and practices, and level of accountability they impose, are closely related to financial performance. It is intuitive that, when directors are accountable for their actions, they perform better.

                  If the proposal receives a majority support and is adopted by the board, shareholders would have the opportunity to register their views at each annual meeting - on performance of both the board as a whole and on the performance of each director as an individual. I urge you to join me in VOTING TO DECLASSIFY the terms of election as a powerful tool for accountability.

                  I URGE YOUR SUPPORT FOR THIS PROPOSAL."

         ----------------------------------------------------------------------

           RESPONSE IN OPPOSITION BY THE COMPANY'S BOARD OF DIRECTORS

         The Nathan G. Danziger proposal is identical to the proposal submitted by Nathan G. Danziger at the 2002 Annual Meeting. Such proposal received the support of only 13.1% of the outstanding shares of the Company and 18.6% of the votes cast at the 2002 Annual Meeting.

         At the 2000 Annual Meeting, the Company's shareholders approved by 64.3% of the outstanding shares of the Company and 81.8% of the votes cast at the meeting an Amended and Restated Code of Regulations which divided the directors of the Company into three classes. The Proxy Statement for the

2000 Annual Meeting stated that dividing the Board of Directors into classes was in the best interest of shareholders because the division would help assure continuity and stability in the Company's leadership and policies. The classification of the Board of Directors is a common practice that has been adopted by numerous public companies and is specifically authorized by Ohio law.

         The Board of Directors continues to believe that a classified Board of Directors is in the best interests of the Company and its shareholders as a group. Classification provides greater continuity and stability in the Company's leadership and policies because at least two-thirds of the directors continue to serve after the election of a new class in office each year. Directors who have experience and familiarity with the business affairs and operations of the Company are better suited to make long-term strategic decisions for the Company. The Board of Directors believes such long-term decisions contribute to long-term value for shareholders.

         The Board of Directors does NOT believe that a classified Board of Directors limits the accountability and responsiveness of the Board of Directors. One-third of the directors of the Company must stand for election at each annual meeting. The shareholders retain their ability to replace incumbent directors or to propose alternate nominees for the class of directors to be elected at each annual meeting. The classified election process provides shareholders an effective means to communicate their views in respect of the performance of the Company and the Board of Directors.

         A classified Board of Directors also assists in protecting the interests of the Company's shareholders in the event of an unsolicited offer for the acquisition of or merger with the Company. Because it would typically take at least two annual meetings to make a change in control of the Board of Directors, persons seeking to gain control of the Company are more likely to negotiate an arms-length transaction with the Company, rather than seek to elect new directors who would approve an offer deemed inadequate by long-term directors. Thus, the Board of Directors believes that a classified Board of Directors places it in a better position to act to maximize the value of a potential acquisition or merger to all shareholders.

         This proposal is only a recommendation that the Board of Directors take the necessary steps to declassify the Board of Directors. The declassification of the Board of Directors requires the adoption of an amendment to the Company's Regulations by a majority vote of the shareholders. If this resolution is approved by the shareholders, the Board of Directors will consider whether to submit a proposal to amend the Regulations of the Company at the 2004 Annual Meeting to declassify the Board of Directors.

         The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

         APPROVAL OF THIS SHAREHOLDER PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING COMMON SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. UNLESS OTHERWISE INDICATED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, EXCLUDING BROKER NON-VOTES, AGAINST THIS SHAREHOLDER PROPOSAL.

--------------------------------------------------------------------------------


            SHAREHOLDER PROPOSAL - PROHIBITION OF LOANS TO DIRECTORS

         Jared E. Danziger, 45 W. 67th Street, New York, NY 10023, claiming that he has owned for more than one year common shares of the Company with a market value in excess of $2,000 and that he will continue to hold the same through the date of the 2003 Annual Meeting, has submitted the following proposal and supporting statement for inclusion in this proxy statement and states his intention to present the same at the 2003 Annual Meeting:

         ---------------------------------------------------------------------

         RESOLVED: that the shareholders of Croghan Bancshares, Inc., request the Board of Directors to take the steps necessary to implement a policy of prohibiting loans involving its Directors from Croghan Colonial Bank other than for a primary residence and/or automobile commencing on the date following adoption of this resolution of the Director's initially taking office or upon the Director's reelection to office.

         ---------------------------------------------------------------------

               SUPPORTING STATEMENT SUBMITTED BY JARED E. DANZIGER

                  "During recent years loans involving Directors are significant and material borrowings from Croghan Bancshare's wholly owned subsidiary, Croghan Colonial Bank. Loans for a primary residence and/or an automobile would not be "material" and would not create a "conflict of interest". However, the Bancshare's 2001 Annual Report, footnote 2, indicates on December 31st, 2001, loans involving Directors totaled almost 8 million dollars ($7,945,000.00 to be specific). I believe such a large amount of borrowing involving the 12 Directors (8 million divided by 12 = $666,666.66 average) is "material" and does create a "conflict of interest" as to the loan policy of Bancshares subsidiary bank in that the approval of loans involving Directors, who directly have the employment authority over the employees, appear to be a pro forma exercises rather than loans on objective criteria.

                  I URGE YOUR SUPPORT FOR THIS PROPOSAL."

         ---------------------------------------------------------------------

           RESPONSE IN OPPOSITION BY THE COMPANY'S BOARD OF DIRECTORS

         The Jared E. Danziger proposal requests that the Board of Directors take the steps necessary to prohibit the Bank from making any new loans involving directors of the Company, other than loans for a primary residence or automobile.(1) The Board of Directors believes that the Bank's existing loan policy

---------------------
(1) Although the reference in the Jared E. Danziger proposal to "loans involving its Directors" is ambiguous, the Board of Directors assumes that the proposal is intended to prohibit not only loans to directors, but also loans to immediate family members of directors and corporations and other entities that they control.

regarding loans to directors and other "insiders" of the Company, which policy is consistent with applicable statutory and regulatory requirements, fully protects the Company and the Bank against the potential conflicts of interest and other concerns expressed by the Danzigers.

         The Bank's authority to extend credit to directors, executive officers and principal shareholders of the Company, including their immediate family members and corporations and other entities that they control, is subject to substantial restrictions and requirements under Sections 22(g) and 22(h) of the Federal Reserve Act and Regulation O promulgated thereunder. These statutes and regulations impose specific limits on the amount of loans the Bank may make to directors and other insiders, and specified approval procedures must be followed in making loans which exceed certain amounts. In addition, all loans the Bank makes to directors and other insiders of the Company must satisfy the following requirements:

_ The loans must be made on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank;

_ The Bank must follow credit underwriting procedures at least as stringent as those applicable to comparable transactions with persons who are not affiliated with the Company or the Bank; and

_ The loans must not involve a greater than normal risk of repayment or other unfavorable features.

         The Bank's existing policy regarding loans to directors and other insiders of the Company mirrors the restrictions and requirements described above. Furthermore, the Bank must periodically report all loans made to directors and other insiders of the Company to its regulators, and these loans are closely scrutinized by the Bank's regulators for compliance with Sections 22(g) and 22(h) of the Federal Reserve Act and Regulation O.

         The Jared E. Danziger proposal may emanate from the highly publicized corporate scandals in recent years that, among other things, involved unconscionable personal loans to directors and executive officers. In the wake of these corporate scandals, Congress has enacted comprehensive legislation aimed at corporate reform, including legislation that expressly prohibits personal loans to directors and executive officers. However, in recognition of the substantial restrictions and oversight applicable to loans made to directors and executive officers of financial institutions, Congress specifically exempted from this general prohibition any loans subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act.

         The Board of Directors believes that the Company's directors should be, and have been, some of the Bank's best customers. At December 31, 2002, the aggregate amount of loans outstanding to the sixteen (16) directors, executive officers and principal shareholders of the Company, including their immediate family members and corporations and other organizations that they control, was $7,900,318. Each of these loans was made in compliance with the restrictions and requirements described above and, as of the date of this proxy statement, was a performing loan. In view of the existing requirements and restrictions applicable to loans made by the Bank to directors and other insiders of the Company, the Board of Directors believes that the prohibition set forth in the Jared E. Danziger proposal is unnecessary and would unreasonably restrict the Bank's ability to make loans to these customers of the Bank.

         The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

         APPROVAL OF THIS SHAREHOLDER PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING COMMON SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. UNLESS OTHERWISE INDICATED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, EXCLUDING BROKER NON-VOTES, AGAINST THIS SHAREHOLDER PROPOSAL.

--------------------------------------------------------------------------------


                SHAREHOLDER PROPOSAL - OWNERSHIP OF COMPANY STOCK

         Samuel R. Danziger, 7740 Camino Real, Miami, Florida 33143, claiming that he has owned for more than one year common shares of the Company with a market value in excess of $2,000 and that he will continue to hold the same through the date of the 2003 Annual Meeting, has submitted the following proposal and supporting statement for inclusion in this proxy statement and states his intention to present the same at the 2003 Annual Meeting:

         ---------------------------------------------------------------------

         RESOLVED: that the shareholders of Croghan Bancshares, Inc., request the Board of Directors to adopt a ByLaw stating that commencing at the first annual meeting after adoption of this resolution each Director must own on the Director's election, or reelection, at least 2,500 shares of Croghan Bancshare's common shares directly registered in the Director's individual name.

         ---------------------------------------------------------------------

              SUPPORTING STATEMENT SUBMITTED BY SAMUEL R. DANZIGER

                  "Over the past several years I have been disappointed in the financial performance of the corporation, especially a lack of asset growth. For example, from December 31, 1998 to December 21, 2001 the assets increased from $350,000,000 to $366,000,000, or only about 1 1/2 % per year (which appears to be less than the rate of inflation).

                  I ascribe some of the lack of financial performance to a lack of financial commitment to the corporation in the case of about half of the Directors. While about half of the Directors are financially committed, the other half have a minimal financial commitment for a Directorship that pays at least $5,000 per year. For example a Director since 2000 now owns only 215 common shares of the corporation in the Director's individual name; another Director since 1991 now owns only 840 common shares of the corporation in the Director's individual name; another Director since 1994 owns 1100 common shares of the corporation in the Director's individual name; and finally another Director since 1979 now owns 2078 common shares of the corporation in the Director's individual name (all of the foregoing shareholding derived from the Croghan Bancshares, Inc, March 29, 2002 Proxy Statement). Thus, half of Bancshares Directors (four (4) Directors above plus two (2) Management Directors) each own in the Director's individual name less than 2,500 shares.

                 I urge you to join me in asking that our Directors Exhibit a strong financial commitment to our corporation. I URGE YOU TO VOTE FOR THIS PROPOSAL."

         ----------------------------------------------------------------------

           RESPONSE IN OPPOSITION BY THE COMPANY'S BOARD OF DIRECTORS

         The Samuel R. Danziger proposal requests that the Board of Directors adopt an amendment to the Regulations to require, as a condition to a director's election or reelection to the Board, that such director own at least 2,500 common shares of the Company.(2) If such proposal is approved by the shareholders, the Board of Directors could not legally take the requested action. Under Ohio law, the Board of Directors does not have the corporate authority to amend the Regulations, except in limited circumstances and for limited purposes not applicable to this proposal. Rather, Ohio law requires that any such amendment to the Regulations must receive the approval of a majority of the voting power of the Company.

         Historically, Ohio law required that the directors of an Ohio bank own a minimum number of shares of capital stock in the bank or the bank's holding company. Such shares were commonly referred to as "qualifying shares." In 1997, the Ohio General Assembly amended the Ohio Revised Code to eliminate the requirement that bank directors own qualifying shares. The ownership of qualifying shares by directors of the Company has never been required by the Bank Holding Company Act or the Ohio General Corporation Law. Similarly, the vast majority of other state statutes governing general corporations do not require directors to own qualifying shares.

         The Board of Directors does not believe that the level of share ownership by certain directors is attributable to an absence of interest in the Company or in purchasing additional common shares of the Company. The Company's common shares are thinly traded in the over-the-counter market, and the Company's insider trading policy restricts the purchase of common shares by directors during certain "black-out" periods. The combination of these two has, from a practical standpoint, limited the availability of common shares for purchase by directors. In addition, the Board of Directors believes that requiring directors to own 2,500 qualifying shares would unnecessarily restrict the Company's ability to attract and retain otherwise qualified individuals to serve on the Company's Board. In some cases, such individual may not have the financial resources to satisfy this requirement.

         Although the Board of Directors agrees with aligning the proprietary interests of directors with the interests of the Company's shareholders, the Board believes that there are more appropriate ways to accomplish this objective. In particular, one of the stated purposes of the Croghan Bancshares, Inc. 2002 Stock Option and Incentive Plan, which was adopted by the shareholders at the 2002 Annual Meeting despite opposition by the Danzigers, is to strengthen the mutuality of interests between the Company's directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

---------------------
(2) The Samuel R. Danziger proposal requests adoption of a "ByLaw." Under the corporation laws of certain states, the "ByLaws" are similar to the Regulations. The Board of Directors assumes that the Danzigers desire that the Board of Directors adopt an amendment to the Regulations to require that Directors own at least 2,500 common shares of the Company.

         The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

         APPROVAL OF THIS SHAREHOLDER PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING COMMON SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. UNLESS OTHERWISE INDICATED, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, EXCLUDING BROKER NON-VOTES, AGAINST THIS SHAREHOLDER PROPOSAL.

--------------------------------------------------------------------------------

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

         The Board of Directors of the Company intends to appoint the firm of Clifton Gunderson LLP to serve as independent auditors for the Company for the 2003 fiscal year. That firm has served as independent auditors for the Company since 1995. The Board of Directors expects that representatives of Clifton Gunderson LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed for professional services rendered by Clifton Gunderson LLP for the audit of the Company's annual consolidated financial statements for the 2002 fiscal year and the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2002 fiscal year (collectively, the "Audit Services") were $62,800.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Clifton Gunderson LLP did not render any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01(c)(4)(ii)) (the "Financial Information Systems Design and Implementation Services") during the 2002 fiscal year for the Company or the Bank.

         ALL OTHER FEES. The aggregate fees billed for services rendered by Clifton Gunderson LLP, other than Audit Services and Financial Information Systems Design and Implementation Services, for the 2002 fiscal year (the "Other Services") were $30,195.

         CONCLUSION. The Audit Committee determined that the provision of the Other Services was compatible with maintaining Clifton Gunderson LLP's independence.


               [the remainder of this page is intentionally blank]

                                PERFORMANCE GRAPH

         The following graph is a comparison of the cumulative total shareholder return (change in share price plus reinvested dividends) through December 31, 2002 of an initial $100 investment on December 31, 1997 in (i) the common shares of the Company, (ii) the AMEX Stock Market (American Stock Exchange - U.S. Companies Stock Index), and (iii) the NASDAQ Bank Index. The comparisons in this table are required by the Securities and Exchange Commission. The cumulative return performance shown on the graph is not intended to forecast or be indicative of future performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

             PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
               Produced on 01/31/2003 including data to 12/31/2002


                                             12/31/97    12/31/98     12/31/99    12/31/00    12/31/01     12/31/02
                                             --------    --------     --------    --------    --------     --------

CRSP TOTAL RETURNS INDEX FOR:
Croghan Bancshares, Inc.                       100.00       129.1        110.6        91.5       111.7        137.2
AMEX Stock Market - U.S. Companies             100.00       107.3        141.6       131.4       122.3         99.9
NASDAQ Bank Index
  (SIC 6020-6029, 6710-6719 US & Foreign)      100.00        99.4         95.5       108.9       118.0        120.6


Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.00 on 12/31/1997.

                           ANNUAL REPORT ON FORM 10-K

         The Company will provide without charge to any shareholder of record on March 14, 2003, upon the written request of any such shareholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, required to be filed under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 2002. Such written request should be directed to Barry F. Luse, Croghan Bancshares, Inc., 323 Croghan Street, Fremont, Ohio 43420, telephone number 419-332-7301.


                  REPORTS TO BE PRESENTED AT THE ANNUAL MEETING

         The Company's Annual Report for the year ended December 31, 2002, containing financial statements for such year and the signed opinion of Clifton Gunderson LLP, independent certified public accountants, with respect to such financial statements will be presented at the Annual Meeting. The Company's Annual Report is not to be regarded as proxy soliciting material, and the Company's management does not intend to ask, suggest or solicit any action from the shareholders with respect to such Annual Report.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the 2003 Annual Meeting of Shareholders other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment(s) thereof, it is intended that the persons named as proxies in the enclosed proxy may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.


         IT IS IMPORTANT THAT PROXIES BE VOTED AND RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO.


April 4, 2003              By Order of the Board of Directors,

                           /s/  Steven C. Futrell

                           Steven C. Futrell, President/Chief Executive Officer

                                 REVOCABLE PROXY
                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 13, 2003. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CROGHAN BANCSHARES, INC.

         The undersigned, having received notice of the Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m. local time on Tuesday, May 13, 2003, hereby designates and appoints James E. Bowlus, John P. Keller and Daniel W. Lease, and each of them, with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares, par value $12.50 per share, of Croghan Bancshares, Inc., that the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and at their discretion on any other business that may properly come before the Annual Meeting.

PLEASE MARK VOTES LIKE THIS  / X /




                                                                             WITHHOLD                          YOUR BOARD
                                                            FOR ALL       AUTHORITY FOR        FOR ALL         RECOMMENDS
                                                            NOMINEES       ALL NOMINEES        EXCEPT          YOU VOTE:
                                                              ----            --------         -------         ----------
1.   To elect the four directors listed below for
     terms expiring in 2006:                                  /  /            /  /              /  /           FOR ALL
                                                                                                               NOMINEES

     Michael D. Allen Sr., Claire F. Johansen,
     Stephen A. Kemper and Claude E. Young

     INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided: _________________________________________________________________________________

                                                                                                               YOUR BOARD
                                                                                                               RECOMMENDS
                                                              FOR             AGAINST            ABSTAIN        YOU VOTE:
                                                              ----            --------           -------       ----------
2.   To adopt the Shareholder Proposal
     urging the Board of Directors to
     take the steps necessary to
     declassify the Board.                                    /  /            /  /              /  /           AGAINST

3.   To adopt the Shareholder Proposal
     requesting the Board of Directors
     to take the steps necessary to
     implement a policy to prohibit loans
     involving directors.                                     /  /            /  /              /  /           AGAINST

4.   To adopt the Shareholder Proposal
     requesting the Board of Directors
     to adopt a Bylaw requiring each
     director to own at least
     2,500 common shares of the Company.                      /  /            /  /              /  /           AGAINST

5.   At their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual
     Meeting or any adjournment(s) thereof.


                             PLEASE SEE REVERSE SIDE

         THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ON THE REVERSE SIDE; (2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING, BUT NOT LIMITED TO, THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY, AND IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE, THE ELECTION OF ANY SUBSTITUTE NOMINEE RECOMMENDED BY THE DIRECTORS.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Annual Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Annual Meeting, by submitting a later-dated Proxy, or by attending the Annual Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Annual Meeting.


                            Dated:
                                  ------------------------


                            ---------------------------------------------------
                            Signature of Shareholder



                            ---------------------------------------------------
                            Signature of Shareholder


                            (Please sign this Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)



    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.